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                                                                    EX-99.(d)(1)

                                   SCHEDULE A

                          WELLS FARGO FUNDS MANAGEMENT
                          INVESTMENT ADVISORY AGREEMENT

                             WELLS FARGO FUNDS TRUST

                                                    Fee as % of Avg. Daily
Funds                                                  Net Asset Value
-----------------------------------------------   -------------------------
Aggressive Allocation Fund                                     0.25
Asia Pacific Fund                                 First 500M          1.10
                                                  Next 500M           1.05
                                                  Next 2B             1.00
                                                  Next 2B             0.975
                                                  Over 5B             0.95
Asset Allocation Fund                             First 500M          0.65
                                                  Next 500M           0.60
                                                  Next 2B             0.55
                                                  Next 2B             0.525
                                                  Over 5B             0.50
California Limited-Term Tax-Free Fund             First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
California Tax-Free Fund                          First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
California Tax-Free Money Market Fund             First 1B            0.30
                                                  Next 4B             0.275
                                                  Over 5B             0.25
California Tax-Free Money Market Trust                         0.00
Capital Growth Fund                               First 500M          0.70
                                                  Next 500M           0.65
                                                  Next 2B             0.60
                                                  Next 2B             0.575
                                                  Over 5B             0.55
Cash Investment Money Market Fund                              0.10
Colorado Tax-Free Fund                            First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
Common Stock Fund                                 First 500M          0.75
                                                  Next 500M           0.70
                                                  Next 2B             0.65
                                                  Next 2B             0.625
                                                  Over 5B             0.60

                                       A-1

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                                                    Fee as % of Avg. Daily
Funds                                                  Net Asset Value
-----------------------------------------------   -------------------------
Conservative Allocation Fund                                   0.25
C&B Mid Cap Value Fund                            First 500M          0.75
                                                  Next 500M           0.70
                                                  Next 2B             0.65
                                                  Next 2B             0.625
                                                  Over 5B             0.60
C&B Large Cap Value Fund                                       0.00*
Discovery Fund                                    First 500M          0.75
                                                  Next 500M           0.70
                                                  Next 2B             0.65
                                                  Next 2B             0.625
                                                  Over 5B             0.60
Diversified Bond Fund                                          0.25
Diversified Equity Fund                                        0.25
Diversified Small Cap Fund                                     0.25
Emerging Growth Fund                                           0.00*
Emerging Markets Equity Fund                      First 500M          1.10
                                                  Next 500M           1.05
                                                  Next 2B             1.00
                                                  Next 2B             0.975
                                                  Over 5B             0.95
Endeavor Select Fund                              First 500M          0.70
                                                  Next 500M           0.65
                                                  Next 2B             0.60
                                                  Next 2B             0.575
                                                  Over 5B             0.55
Enterprise Fund                                   First 500M          0.75
                                                  Next 500M           0.70
                                                  Next 2B             0.65
                                                  Next 2B             0.625
                                                  Over 5B             0.60
Equity Income Fund                                             0.00*
Equity Value Fund                                              0.00*
Government Money Market Fund                                   0.10
Government Securities Fund                        First 500M          0.40
                                                  Next 500M           0.375
                                                  Next 2B             0.35
                                                  Next 2B             0.325
                                                  Over 5B             0.30
Growth Balanced Fund                                           0.25
Growth Equity Fund                                             0.25

                                       A-2

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                                                    Fee as % of Avg. Daily
Funds                                                  Net Asset Value
-----------------------------------------------   -------------------------
Growth Fund                                       First 500M          0.75
                                                  Next 500M           0.70
                                                  Next 2B             0.65
                                                  Next 2B             0.625
                                                  Over 5B             0.60
Heritage Money Market Fund                                     0.10

High Income Fund                                  First 500M          0.50
                                                  Next 500M           0.475
                                                  Next 2B             0.45
                                                  Next 2B             0.425
                                                  Over 5B             0.40
Income Plus Fund                                  First 500M          0.50
                                                  Next 500M           0.475
                                                  Next 2B             0.45
                                                  Next 2B             0.425
                                                  Over 5B             0.40
Index Fund                                                     0.00*
Inflation-Protected Bond Fund                                  0.00*
Intermediate Tax/AMT Free Fund                    First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
International Core Fund                           First 500M          0.95
                                                  Next 500M           0.90
                                                  Next 2B             0.85
                                                  Next 2B             0.825
                                                  Over 5B             0.80
International Equity Fund                         First 500M          0.95
                                                  Next 500M           0.90
                                                  Next 2B             0.85
                                                  Next 2B             0.825
                                                  Over 5B             0.80
International Value Fund                                       0.00*
Large Cap Appreciation Fund                                    0.00*
Large Cap Growth Fund                             First 500M          0.70
                                                  Next 500M           0.65
                                                  Next 2B             0.60
                                                  Next 2B             0.575
                                                  Over 5B             0.55
Large Company Core Fund                           First 500M          0.70
                                                  Next 500M           0.65
                                                  Next 2B             0.60
                                                  Next 2B             0.575
                                                  Over 5B             0.55
Large Company Growth Fund                                      0.00*

                                       A-3

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                                                    Fee as % of Avg. Daily
Funds                                                  Net Asset Value
-----------------------------------------------   -------------------------
Large Company Value Fund                          First 500M          0.70
                                                  Next 500M           0.65
                                                  Next 2B             0.60
                                                  Next 2B             0.575
                                                  Over 5B             0.55
Managed Account CoreBuilder Shares Series G                    0.00
Managed Account CoreBuilder Shares Series M                    0.00
Mid Cap Disciplined Fund                          First 500M          0.75
                                                  Next 500M           0.70
                                                  Next 2B             0.65
                                                  Next 2B             0.625
                                                  Over 5B             0.60
Mid Cap Growth Fund                               First 500M          0.75
                                                  Next 500M           0.70
                                                  Next 2B             0.65
                                                  Next 2B             0.625
                                                  Over 5B             0.60
Minnesota Money Market Fund                       First 1B            0.30
                                                  Next 4B             0.275
                                                  Over 5B             0.25
Minnesota Tax-Free Fund                           First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
Moderate Balanced Fund                                         0.25
Money Market Fund                                 First 1B            0.30
                                                  Next 4B             0.275
                                                  Over 5B             0.25
Money Market Trust                                             0.00
Municipal Bond Fund                               First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
Municipal Money Market Fund                       First 1B            0.30
                                                  Next 4B             0.275
                                                  Over 5B             0.25
National Tax-Free Money Market Fund                            0.10
National Tax-Free Money Market Trust                           0.00
Opportunity Fund                                  First 500M          0.75
                                                  Next 500M           0.70
                                                  Next 2B             0.65
                                                  Next 2B             0.625
                                                  Over 5B             0.60
Overland Express Sweep Fund                       First 1B            0.30
                                                  Next 4B             0.275
                                                  Over 5B             0.25

                                       A-4

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                                                    Fee as % of Avg. Daily
Funds                                                  Net Asset Value
-----------------------------------------------   -------------------------
Prime Investment Money Market Fund                             0.10
Short Duration Government Bond Fund               First 500M          0.40
                                                  Next 500M           0.375
                                                  Next 2B             0.35
                                                  Next 2B             0.325
                                                  Over 5B             0.30
Short-Term Bond Fund                              First 500M          0.40
                                                  Next 500M           0.375
                                                  Next 2B             0.35
                                                  Next 2B             0.325
                                                  Over 5B             0.30
Short-Term High Yield Bond Fund                   First 500M          0.50
                                                  Next 500M           0.475
                                                  Next 2B             0.45
                                                  Next 2B             0.425
                                                  Over 5B             0.40
Short-Term Municipal Bond Fund                    First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
Small Cap Disciplined Fund                        First 500M          0.85
                                                  Next 500M           0.825
                                                  Next 1B             0.80
                                                  Next 1B             0.775
                                                  Over 3B             0.75
Small Cap Growth Fund                             First 500M          0.85
                                                  Next 500M           0.825
                                                  Next 1B             0.80
                                                  Next 1B             0.775
                                                  Over 3B             0.75
Small Cap Opportunities Fund                      First 500M          0.85
                                                  Next 500M           0.825
                                                  Next 1B             0.80
                                                  Next 1B             0.775
                                                  Over 3B             0.75
Small Cap Value Fund                              First 500M          0.85
                                                  Next 500M           0.825
                                                  Next 1B             0.80
                                                  Next 1B             0.775
                                                  Over 3B             0.75
Small Company Growth Fund                                      0.00*
Small Company Value Fund                                       0.00*
Small/Mid Cap Value Fund                          First 500M          0.85
                                                  Next 500M           0.825
                                                  Next 1B             0.80
                                                  Next 1B             0.775
                                                  Over 3B             0.75

                                       A-5

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                                                    Fee as % of Avg. Daily
Funds                                                  Net Asset Value
-----------------------------------------------   -------------------------
Social Sustainability Fund                        First 500M          0.70
                                                  Next 500M           0.65
                                                  Next 2B             0.60
                                                  Next 2B             0.575
                                                  Over 5B             0.55
Specialized Financial Services Fund               First 500M          0.95
                                                  Next 500M           0.90
                                                  Next 2B             0.85
                                                  Next 2B             0.825
                                                  Over 5B             0.80
Specialized Technology Fund                       First 500M          1.05
                                                  Next 500M           1.00
                                                  Next 2B             0.95
                                                  Next 2B             0.925
                                                  Over 5B             0.90
Stable Income Fund                                             0.00*
Strategic Income Fund                             First 500M          0.50
                                                  Next 500M           0.475
                                                  Next 2B             0.45
                                                  Next 2B             0.425
                                                  Over 5B             0.40
Strategic Small Cap Value Fund                                 0.00*
Target Today Fund                                              0.25
Target 2010 Fund                                               0.25
Target 2015 Fund                                               0.25
Target 2020 Fund                                               0.25

Target 2025 Fund                                               0.25
Target 2030 Fund                                               0.25

Target 2035 Fund                                               0.25
Target 2040 Fund                                               0.25
Target 2045 Fund                                               0.25
Target 2050 Fund                                               0.25
Total Return Bond Fund                                         0.00*
Treasury Plus Money Market Fund                                0.10
Ultra Short-Term Income Fund                      First 500M          0.40
                                                  Next 500M           0.375
                                                  Next 2B             0.35
                                                  Next 2B             0.325
                                                  Over 5B             0.30

                                       A-6

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                                                    Fee as % of Avg. Daily
Funds                                                  Net Asset Value
-----------------------------------------------   -------------------------
Ultra Short-Term Municipal Income Fund            First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
U.S. Value Fund                                   First 500M          0.70
                                                  Next 500M           0.65
                                                  Next 2B             0.60
                                                  Next 2B             0.575
                                                  Over 5B             0.55
WealthBuilder Conservative Allocation Portfolio   First 1B            0.20
                                                  Next 4B             0.175
                                                  Over 5B             0.15
WealthBuilder Equity Portfolio                    First 1B            0.20
                                                  Next 4B             0.175
                                                  Over 5B             0.15
WealthBuilder Growth Allocation Portfolio         First 1B            0.20
                                                  Next 4B             0.175
                                                  Over 5B             0.15
WealthBuilder Growth Balanced Portfolio           First 1B            0.20
                                                  Next 4B             0.175
                                                  Over 5B             0.15
WealthBuilder Moderate Balanced Portfolio         First 1B            0.20
                                                  Next 4B             0.175
                                                  Over 5B             0.15
WealthBuilder Tactical Equity Portfolio           First 1B            0.20
                                                  Next 4B             0.175
                                                  Over 5B             0.15
Wisconsin Tax-Free Fund                           First 500M          0.35
                                                  Next 500M           0.325
                                                  Next 2B             0.30
                                                  Next 2B             0.275
                                                  Over 5B             0.25
100% Treasury Money Market Fund                   First 1B            0.30
                                                  Next 4B             0.275
                                                  Over 5B             0.25

Most recent annual approval by the Board of Trustees: March 27, 2009

Schedule A amended: March 27, 2009

* As long as the Fund invests all (or substantially all) of its assets in a single, registered, open-end management investment company in accordance with Section 12(d)(1)(E) under the 1940 Act, the Fund does not pay Funds Management an investment advisory fee. At the time the Fund invests some of its assets in two or more registered, open-end management investment companies in accordance with Section 12(d)(1)(G) under the 1940 Act, the Fund shall pay Funds Management an investment advisory fee of 0.25% for asset allocation services.

                                       A-7

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     The foregoing fee schedule is agreed to as of March 27, 2009 and shall remain in effect until changed in writing by the parties.

                                        WELLS FARGO FUNDS TRUST


                                        By:
                                            ------------------------------------
                                            C. David Messman
                                            Secretary


                                        WELLS FARGO FUNDS MANAGEMENT, LLC


                                        By:
                                            ------------------------------------
                                            Andrew Owen
                                            Executive Vice President

                                       A-8